Summary Prospectus – April 28, 2025, as amended February 25, 2026

JNL/Mellon DowSM Index Fund

Class A

Class I

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at https://www.jackson.com/fund-literature.html. You can also get this information at no cost by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com. The current Prospectus and SAI, both dated April 28, 2025, as amended, are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective. The investment objective of the Fund is to track the performance of the Dow Jones Industrial Average™ to provide total return through a combination of capital appreciation and dividend income.

Expenses. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.18%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.17%
Total Annual Fund Operating Expenses	0.65%

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.18%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.17%
Total Annual Fund Operating Expenses	0.35%
Less Waiver/Reimbursement[2]	0.05%
Total Annual Fund Operating Expenses After Waiver/Reimbursement	0.30%

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]	JNAM has contractually agreed to waive 0.05% of the administrative fees of the Class. The fee waiver will continue for at least one year from the date of the current Prospectus, and continue thereafter unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. This example also assumes that the Class I administrative fee waiver is discontinued after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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JNL/Mellon DowSM Index Fund Class A
1 year	3 years	5 years	10 years
$66	$208	$362	$810

JNL/Mellon DowSM Index Fund Class I
1 year	3 years	5 years	10 years
$31	$107	$191	$438

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
1/1/2024 - 12/31/2024	11%

Principal Investment Strategies. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the thirty securities which comprise the Dow Jones Industrial Average™ (“DJIA®”), with the weight of each security in the Fund substantially corresponding to the weight of such security in the DJIA®. The thirty securities are adjusted from time to time to conform to periodic changes to the identity and/or relative weightings in the DJIA®. Changes to the DJIA® are made on an as-needed basis. There is no annual or semi-annual reconstitution. However, changes in response to corporate actions and market developments can be made at any time. The DJIA® covers all industries except transportation and utilities.

The Fund may invest in financial futures, a type of derivative that may be used to obtain exposure to a variety of underlying assets, consistent with the Fund's investment objective and strategies, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund’s objective. The Fund’s use of financial futures is intended to assist replicating the investment performance of the Index.

The Fund may invest in securities issued by companies in the financial services sector.

The Fund is “non-diversified” under the 1940 Act and may invest more of its assets in fewer issuers than “diversified” mutual funds. From time to time, the Index may become diversified. During those times, the Fund will continue to track the performance of the Index, but the Fund will retain its non-diversified status even if its holdings become diversified.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:

•	Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, public health issues, including widespread disease and virus epidemics or pandemics, war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.
•	Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased or held by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
•	Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks.
•	Non-diversification risk – The Fund is non-diversified, as defined by the 1940 Act, and as such may invest in the securities of a limited number of issuers and may invest a greater percentage of its assets in a particular issuer. Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company.
•	License termination risk – The Fund may rely on licenses from a third party (licensor) that permit the Fund to use that party’s intellectual property in connection with the Fund’s name and/or investment strategies. The license may be terminated by the
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licensor, and as a result the Fund may lose its ability to use the licensed name or strategy, or receive important data from the licensor. Accordingly, a license may have a significant effect on the future operation of the Fund, including the need to change the investment strategy.

•	Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.
•	Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, public health or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.
•	Passive investment risk – The Fund is not actively managed. Unlike with an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than actively managed funds that realign their portfolios more frequently based on the real-time market trends.
•	Index investing risk – The Fund’s indexing strategy does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance. Should the Fund engage in index sampling, the performance of the securities selected will not provide investment performance tracking that of the Index. Fund performance may not exactly correspond with the performance of the relevant index for a number of reasons, including, but not limited to: the timing of purchases and redemptions of the Fund’s shares, changes in the composition of the index, and the Fund’s expenses. Certain regulatory limitations, such as fund diversification requirements, may limit the ability of the Fund to completely replicate an index.
•	Tracking error risk – Tracking error is the divergence of the Fund’s performance from that of the Index. The Fund’s return may not track the return of the Index for a number of reasons. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not. However, the Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with the 1940 Act, as amended to meet the issuer diversiﬁcation requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, or as a result of local market restrictions, or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Investment Adviser and its afﬁliates.
•	Limited management, trading cost and rebalance risk – Investing primarily according to specific, mechanical criteria applied on a specific date each year may prevent a Fund from responding to market fluctuations or changes in the financial condition or business prospects of the selected companies during the year.
•	Securities lending risk – Securities lending involves the risk of loss or delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails to return the security loaned or becomes insolvent.

Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index and an additional index that the Adviser believes more closely reflects the market segments in which the Fund invests. Performance results include the effect of expense waiver/reduction arrangements for some or all of the periods shown, and if such arrangements had not been in place, performance for those periods would have been lower. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products. If these amounts were reflected, returns would be less than those shown.

The performance data includes the performance of the Fund, then a series of the JNL Variable Fund LLC for periods before the Fund’s registration statement became effective.

Effective April 27, 2020, the Fund was combined with JNL/Mellon S&P 1500 Value Index Fund (the "Acquired Fund"), a series of JNL Series Trust, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the Acquired Fund.

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Effective April 29, 2024, the Morningstar® US Target Market Exposure Index℠ replaced the Dow Jones Industrial Average™ as the Fund’s broad-based securities market index in accordance with new regulatory disclosure requirements. The Dow Jones Industrial Average™ is included as an additional index for the Fund because the Adviser believes it more closely reflects the market segments in which the Fund invests.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2020): 18.37%; Worst Quarter (ended 3/31/2020): -22.90%

Annual Total Returns as of December 31

Class I

Best Quarter (ended 6/30/2020): 18.48%; Worst Quarter (ended 3/31/2020): -22.84%

Average Annual Total Returns as of 12/31/2024
	1 year	5 year	10 year
JNL/Mellon DowSM Index Fund (Class A)	14.21%	9.82%	10.86%
Morningstar US Target Market Exposure Index (reflects no deduction for fees, expenses, or taxes)	24.91%	14.45%	13.04%
Dow Jones Industrial Average (reflects no deduction for fees, expenses, or taxes)	14.99%	10.55%	11.57%

Average Annual Total Returns as of 12/31/2024
	1 year	5 year	Life of Class (September 25, 2017)
JNL/Mellon DowSM Index Fund (Class I)	14.62%	10.20%	11.28%
Morningstar US Target Market Exposure Index (reflects no deduction for fees, expenses, or taxes)	24.91%	14.45%	14.35%
Dow Jones Industrial Average (reflects no deduction for fees, expenses, or taxes)	14.99%	10.55%	11.61%

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Portfolio Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Adviser:
Mellon Investments Corporation (“Mellon”)

Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
Marlene Walker Smith	October 2020	Senior Director and Chief Investment Officer, Mellon
David France, CFA	October 2020	Senior Vice President and Senior Portfolio Manager, Mellon
Todd Frysinger, CFA	October 2020	Senior Vice President and Senior Portfolio Manager, Mellon
Vlasta Sheremeta, CFA	October 2020	Senior Vice President and Senior Portfolio Manager, Mellon
Michael Stoll	October 2020	Senior Vice President and Senior Portfolio Manager, Mellon

Purchase and Redemption of Fund Shares

Only separate accounts of Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (“Jackson National NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson National or Jackson National NY that invests directly, or through a fund of funds, in this Fund. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders, which generally are the participating insurance companies investing in the Fund through separate accounts of Jackson National or Jackson National NY and mutual funds owned directly or indirectly by such separate accounts. You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy, or plan.

Payments to Broker-Dealers and Financial Intermediaries

If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.